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                                                                   Exhibit 10.44

                                 AMENDMENT NO. 2
                             BTU INTERNATIONAL, INC.
                           1993 EQUITY INCENTIVE PLAN



     1.   REFERENCE TO THE PLAN.

     Reference is hereby made to the BTU International, Inc. (the "Company") 1993 Equity Incentive Plan as amended by Amendment No. 1 to the BTU International, Inc. 1993 Equity Incentive Plan (as amended, the "Plan"). Terms defined in the Plan and not otherwise defined herein are used herein with the meanings so defined.

     2.   AMENDMENT TO THE PLAN.

     Subject to the approval of the stockholders of the Company, Section 4 of the Plan is hereby amended by deleting the first sentence thereof and replacing it with the following sentence:

          "Subject to the adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be 1,041,183."